ASSET PURCHASE AGREEMENT


     This ASSET PURCHASE AGREEMENT, ("the Agreement") is made and entered into as of April 23, 2003 between CNE Group, Inc. hereinafter referred as ("Buyer") and Gary Eichsteadt, located at 5710 CoCo Palm Drive, Tamarac, Florida 33319 ("Seller").

                                   WITNESSETH

WHEREAS, Seller desires to sell a certain Patent, and

WHEREAS, Buyer desires to purchase the Patent from Seller.

     In consideration of the mutual covenants, agreements, representations and warranties herein contained, and intending to be legally bound, the parties agree as follows:

1.   Purchase and Sale of Asset.

     1.1 Asset to be  Acquired.  On the terms and subject to the  conditions  of
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this  Agreement,  at the Closing  (hereinafter  defined),  Seller shall sell and deliver to Buyer, and Buyer shall purchase and acquire, all right, title and interest in U.S. Patent No. 6,060,979 issued on May 9, 2000 for "Call box apparatus" (the "Patent" or the "Asset to be Acquired") and to inventions covered by the Patent free and clear of all liens and encumbrances.

     1.2  Consideration.  The  consideration  for the Asset to be acquired shall
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consist of an aggregate of $2,000,000  represented  by four  subordinated  notes each with a principal amount of $500,000 and bearing an interest rate of 8% per annum with a term of five years and six months such notes hereinafter to be referred to as (the "Notes") and shall constitute "the Purchase Price." A copy of the form of the Notes is attached hereto as Schedule "A."

     1.3  Undertaking  as to Obligations  and Rights of Setoff.  At the Closing,
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Buyer  shall  assume and agree to  observe,  perform  and  fulfill the terms and conditions to be observed, performed and fulfilled at the Closing, if any, and Seller hereby agrees to indemnify and hold harmless Buyer from, and against any claim or liability arising from the Patent duly assigned to Buyer at the Closing. Buyer may offset against the Notes any damages arising from any breach of the warranties, representation or covenants contained in this Agreement and/or the Patent Assignment relating to the Patent executed by Seller in favor of Buyer and dated as of the date hereof.

     1.4  Limitations  as to  Assumption  and  Undertaking.  The  provisions  of
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Paragraphs  1.3 shall not  confer  any  rights on any person not a party to this
Agreement, and Buyer and Seller reserve all defenses, offsets or counterclaims in respect of any undertakings made herein.



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2.   Closing.
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     2.1 Time and Place of Closing. Closing hereunder (the "Closing") shall take
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place on or before  April 30, 2003.  The place of Closing  shall be at 3733 N.W.
16th Street, Suite C, Lauderhill, Fl 33311 or at such other time and place mutually agreed to by the parties hereof including but not limited to a closing via facsimile transmission

     2.2 Deliveries by Seller. At the Closing,  Seller shall execute and deliver
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to Buyer the following: +

     Good and valid Patent Assignments with covenants of warranty of title, endorsements, in form and substance satisfactory to Buyer as shall be required or as may be desirable in order to vest effectively in Buyer good, indefeasible and marketable title to the Asset to be Acquired, free and clear of all liens, encumbrances, security interests and other burdens.

     2.3  Further  Assurances.  At any  time  and from  time to time  after  the
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Closing, Seller shall, at the request of Buyer, take all action necessary to put
Buyer in actual possession of the Asset to be Acquired and shall execute and deliver such further instruments of sale, conveyance, transfer, assignment and consent, and use its best efforts to obtain such further consents and take such other action, as Buyer may request in order to more effectively sell, convey, transfer and assign to Buyer any of the Asset to be Acquired, to confirm the title of Buyer thereto and to assist Buyer in exercising its rights with respect thereto.

     2.4 Deliveries by Buyer. At the Closing,  Buyer shall deliver to Seller the
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following:


                  The Notes described in Paragraph 1.2 issued in the name of the Seller and/or its designee.

3. Representations and Warranties of Seller.
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     3.1 Authorization.  Seller has the power to execute, deliver, and carry out
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the terms and conditions of this Agreement and has taken all action with respect thereto, and the Agreement has been duly authorized, executed and delivered by Seller and constitutes his valid, legal and binding agreement and obligation in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws and equitable principles affecting creditors' rights generally from time to time in effect.

     3.2 Valid  Assignments.  The Patent  Assignments  are good and valid Patent
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Assignment  with  covenants  of  warranty  of title,  endorsements,  in form and substance satisfactory to Buyer as shall be required or as may be desirable in order to vest effectively in Buyer good, indefeasible and marketable title to the Asset to be Acquired,




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free and clear of all liens, encumbrances, security interests and other burdens.

4. Survival of Representations; Indemnification.
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     4.1 Survival of Representations. All representations and warranties made by
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any party hereto in this Agreement or pursuant  hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party to this Agreement, but any claims as to a breach thereof must be asserted by notice to the party affected within the applicable statute of limitations.

5.   Miscellaneous.
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     5.1 Expenses.  Each party agrees to be  responsible  for the payment of all
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expenses  incurred  by or  on  behalf  of  it or  him  in  connection  with  the
preparation,   authorization,  execution  and  performance  of  this  Agreement, including without limitation all fees for counsel, accountants and consultants.

     5.2 Notices. All notices,  demands and communications hereunder shall be in
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writing and shall be deemed to be duly given if delivered upon personal delivery or two days after deposit in the U.S. mail by registered or certified mail, postage pre-paid, return receipt requested, as follows:

                       If to Seller
                       Gary Eichsteadt
                       5710 CoCo Palm Drive
                       Tamarac, Florida 33319

                       If to Buyer:
                       Michael Gutowski
                       CNE Group, Inc.
                       3733 N.W. 16th Street, Suite C,
                       Lauderhill, Fl 33311

                       George Benoit
                       CNE Group, Inc.
                       200 West 57th Street
                       Suite 1103
                       NY, NY  10019

     5.3 Entire  Agreement.  This  Agreement,  and the  exhibits  and  schedules
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referred  to  herein  or   delivered   pursuant   hereto,   contain  the  entire
understanding of the parties with respect to the subject matter, and supersedes all prior agreement and understandings between the parties with reference thereto. This Agreement may be amended only by a written instrument duly executed by the parties.

     5.4  Headings.  The  sections  and  paragraph  headings  contained  in this
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Agreement  are for  reference  purposes only and shall not affect in any way the




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interpretation of this Agreement.

     5.5  Successors  and Assigns.  The terms and  conditions of this  Agreement
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shall bind, and inure to the benefit of, the parties hereto and their respective successors, personal representatives and assigns.

     5.6   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
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counterparts,  each of which shall be deemed an original  but all of which shall constitute one and the same Agreement.

     5.7  Limitations.  The  representations  and  warranties  set forth in this
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Agreement,  the  schedules  and  exhibits  hereto  and  the  certificates  to be delivered at the Closing pursuant to this Agreement hereof constitute the only warranties made by the parties hereto with respect to the transactions contemplated hereby, and the property to be transferred pursuant hereto and such warranties supersede all representations and warranties, written or oral, previously made by the parties hereto.

     5.8 Choice of Law and Venue.
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     This Agreement  shall be interpreted  and enforced  pursuant to the laws of the State of Florida and the venue of all proceedings shall be in the County of Broward.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written. CNE Group, Inc.

                            BY______________________
                                George W. Benoit,CEO

                                -----------------
                                 Gary Eichstadt

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